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                                                                    EXHIBIT 10.2

                           2003 EQUITY INCENTIVE PLAN

                                       OF

                                  MANPOWER INC.

                 (AMENDED AND RESTATED EFFECTIVE JULY 29, 2003)

                               PURPOSE OF THE PLAN

         The purpose of the Plan is to provide for compensation alternatives for certain Employees and Directors using or based on the common stock of the Company. These alternatives are intended to be used as a means to attract and retain superior Employees and Directors, to provide a stronger incentive for such Employees and Directors to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and in combination with these goals, to provide Employees and Directors with a proprietary interest in the performance and growth of the Company.

1.       GENERAL

         This Plan exclusive of Section A below applies to all Directors and Employees. Section A of the Plan applies to those Employees who are employed in the United Kingdom.

2.       DEFINITIONS

         Unless the context otherwise requires, the following terms shall have the meanings set forth below:

         (a) "Administrator" shall mean the Committee or the Board of Directors with respect to grants to Employees under the Plan and the Board of Directors with respect to grants to Directors under the Plan.

         (b) "Award" shall mean an Option, Restricted Stock, an SAR or Deferred Stock granted under the Plan.

         (c) "Board of Directors" shall mean the entire board of directors of the Company, consisting of both Employee and non-Employee members.

         (d) A termination of employment for "Cause" will mean termination upon (1) on Employee's repeated failure to perform his or her duties in a competent, diligent and satisfactory manner as determined by the Company's Chief Executive Officer in his reasonable judgment, (2) insubordination, (3) an Employee's commission of any material act of dishonesty or disloyalty involving the Company or a Subsidiary, (4) an Employee's chronic absence from work other than by reason of a serious health condition, (5) an Employee's commission of a crime which substantially relates to the circumstances of his or her position with the Company or a

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Subsidiary or which has material adverse effect on the Company or a Subsidiary, or (6) the willful engaging by an Employee in conduct which is demonstrably and materially injurious to the Company or a Subsidiary.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (f) "Committee" shall mean the committee of the Board of Directors constituted as provided in Paragraph 5 of the Plan.

         (g)      "Company" shall mean Manpower Inc., a Wisconsin corporation.

         (h) "Deferred Stock" shall mean a right to receive one or more Shares from the Company in accordance with, and subject to, Paragraph 10 of the Plan.

         (i) "Deferred Stock Agreement" shall mean the agreement between the Company and a Participant whereby Deferred Stock is granted to such Participant.

         (j) "Director" shall mean an individual who is a non-Employee member of the Board of Directors of the Company.

         (k) "Disability" shall mean (i) with respect to an Employee, a physical or mental incapacity which, as determined by the Committee, results in an Employee ceasing to be an Employee and (ii) with respect to a Director, a physical or mental incapacity which results in a Director's termination of membership on the Board of Directors of the Company.

         (l) "Employee" shall mean an individual who is an employee of the Company or a Subsidiary.

         (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (n) "Grant Value" of an SAR means the dollar value assigned to the SAR by the Administrator on the date the SAR is granted under the Plan.

         (o) "Incentive Stock Option" shall mean an option to purchase Shares which complies with the provisions of Section 422 of the Code.

         (p) "Market Price" shall mean the closing sale price of a Share on the New York Stock Exchange; provided, however, if a Share is not susceptible of valuation by the above method, the term "Market Price" shall mean the fair market value of a Share as the Administrator may determine in conformity with pertinent law and regulations of the Treasury Department.

         (q) "Nonstatutory Stock Option" shall mean an option to purchase Shares which does not comply with the provisions of Section 422 of the Code or which is designated as such pursuant to Paragraph 7 of the Plan.

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         (r)      "Option" shall mean (1) with respect to an Employee, an
Incentive Stock Option or Nonstatutory Stock Option granted under the Plan and
(2) with respect to a Director, a Non-Statutory Stock Option granted under the Plan.

         (s) "Option Agreement" shall mean the agreement between the Company and a Participant whereby an Option is granted to such Participant.

         (t) "Participant" shall mean an Employee or Director to whom an Award has been granted under the Plan.

         (u)      "Plan" shall mean the 2003 Equity Incentive Plan of the
Company.

         (v) "Protected Period" shall be a period of time determined in accordance with the following:

                  (1) if a Triggering Event is triggered by an acquisition of shares of common stock of the Company pursuant to a tender offer, the Protected Period shall commence on the date of the initial tender offer and shall continue through and including the date of the Triggering Event, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Triggering Event;

                  (2) if a Triggering Event is triggered by a merger or consolidation of the Company with any other corporation, the Protected Period shall commence on the date that serious and substantial discussions first take place to effect the merger or consolidation and shall continue through and including the date of the Triggering Event, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Triggering Event; and

                  (3) in the case of any Triggering Event not described in clause (1) or (2) above, the Protected Period shall commence on the date that is six months prior to the Triggering Event and shall continue through and including the date of the Triggering Event.

         (w) "Restricted Stock" shall mean Shares granted to a Participant by the Administrator which are subject to restrictions imposed under Paragraph 8 of the Plan.

         (x) "Restricted Stock Agreement" shall mean the agreement between the Company and a Participant whereby Restricted Stock is granted to such Participant.

         (y) "SAR" shall mean a stock appreciation right with respect to one Share granted under the Plan.

         (z) "SAR Agreement" shall mean the agreement between the Company and a Participant whereby an SAR is granted to such Participant.

         (aa) "Share" or "Shares" shall mean the $0.01 par value common stock of the Company.

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         (bb)     "Subsidiary" shall mean any subsidiary entity of the Company, including without limitation, a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

         (cc) "Triggering Event" shall mean the first to occur of any of the following:

                  (1) the acquisition (other than from the Company), by any Person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange
         Act), directly or indirectly, of beneficial ownership (determined in accordance with Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                  (2) the consummation of any merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company's shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding common stock or then outstanding voting securities, as the case may be; or

                  (3) the consummation of any liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

                  (4) individuals who, as of the date this Plan is adopted by the Board of Directors of the Company, constitute the Board of Directors of the Company (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date this Plan is adopted by the Board of Directors of the Company whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a

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         majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-12(c); or

                  (5) whether or not conditioned on shareholder approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, after giving effect to such transaction.

Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

         Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine.

3.       AWARDS AVAILABLE UNDER THE PLAN

         The Administrator may grant Nonstatutory Stock Options, Incentive Stock Options, Restricted Stock, SARs and Deferred Stock under the Plan.

         The Administrator shall have sole authority in its discretion, but always subject to the express provisions of the Plan and applicable law, to determine the Employees or Directors to whom Awards are granted under the Plan and the terms and provisions of each such Award, and to make all other determinations and interpretations deemed necessary or advisable for the administration of the Plan. The Administrator's determination of the foregoing matters shall be conclusive and binding on the Company, all Participants and all other persons.

4.       SHARES RESERVED UNDER PLAN

         The aggregate number of Shares which may be issued under the Plan pursuant to the exercise or grant of Awards shall not exceed 4,500,000 Shares, which may be treasury Shares or authorized but unissued Shares, or a combination of the two, subject to adjustment as provided in Paragraph 12 hereof. In no event (a) shall the number of shares of Restricted Stock granted under the Plan plus the number of shares of Deferred Stock granted under the Plan exceed 200,000 Shares (subject to adjustment as provided in Paragraph 12 hereof), (b) shall the number of Shares delivered through the exercise of Incentive Stock Options exceed 1,000,000 Shares (subject to adjustment as provided in Paragraph 12 hereof), (c) shall any Employee be eligible to receive Options and SARs for more than an aggregate of 750,000 Shares during any three-year period (subject to adjustment as provided in Paragraph 12 hereof), or (d) shall any one Participant be eligible to receive an aggregate amount of Restricted Stock and Deferred Stock in

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an amount in excess of $4,000,000 (valuing the Shares at their Market Price on the business day immediately preceding the date of grant) during any three-year period. For purposes of determining the maximum number of Shares available for issuance under the Plan, (a) any Shares which are used in settlement of tax withholding obligations with respect to an Award shall be deemed not to have been issued, (b) if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment for such exercise under this Plan, only the number of Shares issued net of the Shares tendered shall be deemed issued, and (c) any Shares which have been issued as Restricted Stock which are forfeited to the Company shall be treated, following such forfeiture, as Shares which have not been issued.

5.       ADMINISTRATION OF THE PLAN

         (a) The Plan shall be administered by the Board of Directors with respect to grants to Directors under the Plan.

         (b) The Plan shall be administered by the Committee or by the Board of Directors with respect to grants to Employees under the Plan. Except as otherwise determined by the Board of Directors, the Committee shall be so constituted as to permit grants to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3 thereunder, as such rule is currently in effect or as hereafter modified or amended ("Rule 16b-3"), and to permit the Plan to comply with Section 162(m) of the Code and any regulations promulgated thereunder, or any other statutory rule or regulatory requirements. The members of the Committee shall be appointed from time to time by the Board of Directors.

6.       ELIGIBILITY

         (a) Directors shall be eligible to receive Nonstatutory Stock Options, Restricted Stock, SARs and Deferred Stock under the Plan.

         (b) Employees shall be eligible to receive Nonstatutory Stock Options, Incentive Stock Options, Restricted Stock, SARs and Deferred Stock under the Plan. In determining the Employees to whom Awards shall be granted and the number of Shares to be covered by each Award, the Administrator may take into account the nature of the services rendered by the respective Employees, their present and potential contributions to the success of the Company, and other such factors as the Administrator in its discretion shall deem relevant.

         (c) A Participant may be granted additional Awards under the Plan if the Administrator shall so determine subject to the limitations contained in Paragraph 4.

7.       OPTIONS: GENERAL PROVISIONS

         Options granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

         (a) Types of Options. An Option to purchase Shares granted pursuant to this Plan shall be specified to be either an Incentive Stock Option or a Nonstatutory Stock Option. Any grant of

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an Option shall be confirmed by the execution of an Option Agreement. An Option
Agreement may include both an Incentive Stock Option and a Nonstatutory Stock Option, provided each Option is clearly identified as either an Incentive Stock Option or a Nonstatutory Stock Option.

         (b) Maximum Annual Grant of Incentive Stock Options to Any Employee. The aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year under this Plan (and under all other plans of the Company or any Subsidiary) shall not exceed $100,000, and/or any other limit as may be prescribed by the Code from time to time.

         (c) Option Exercise Price. The per share purchase price of the Shares under each Option granted pursuant to this Plan shall be determined by the Administrator but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such Option.

         (d) Exercise. An Option Agreement may provide for exercise of an Option in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 7(g), below, or as otherwise determined by the Administrator, no Option granted to an Employee may be exercised unless that person is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as otherwise permitted by the Administrator, an Option shall be exercisable by a Participant's giving written notice of exercise to the Secretary of the Company accompanied by payment of the required exercise price.

         (e) General Exercise Period. The Administrator may, in its discretion, determine the periods during which Options or portions of Options may be exercised by a Participant. Notwithstanding any limitation on the exercise of any Option or anything else to the contrary herein contained, except as otherwise determined by the Administrator at the time of grant, upon the occurrence of a Triggering Event, all outstanding Options shall become immediately exercisable, and if a person ceases to be an Employee during a Protected Period because of a termination of that person's employment by the Company other than for Cause, all Options held by such person shall become immediately exercisable. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten years from its date of grant. Every Option which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

         (f) Payment of Exercise Price. The exercise price shall be payable in whole or in part in cash, Shares held by the Participant for more than six months, other property, or such other consideration consistent with the Plan's purpose and applicable law as may be determined by the Administrator from time to time. Unless otherwise determined by the Administrator, such price shall be paid in full at the time that an Option is exercised. If the Participant elects to pay all or a part of the exercise price in Shares, such Participant may make such payment by delivering to the Company a number of Shares already owned by the Participant for more than six months, either

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directly or by attestation, which are equal in value to the purchase or exercise price. All Shares so delivered shall be valued at their Market Price on the business day immediately preceding the day on which such Shares are delivered.

         (g) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

                  (1) Any Participant who ceases to be an Employee due to retirement on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Administrator shall have three (3) years from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Participant ceases to be an Employee, he or she then has a present right to exercise such Option.

                  (2) Any Participant who ceases to be an Employee due to Disability shall have three (3) years from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option to the extent that such Participant then has a present right to exercise such Option or would have become entitled to exercise such Option had that Participant remained an Employee during such three-year period; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant.

                  (3) In the event of the death of an Employee while an Employee, any Option, as to all or any part of the Shares subject to such Option, granted to such Employee shall be exercisable:

                           (A) for three (3) years after the Employee's death, but in no event later than ten (10) years from its date of grant;

                           (B)      only (1) by the deceased Employee's
                  designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Employee dies without a surviving designated beneficiary, (2) by the personal representative, administrator, or other representative of the estate of the deceased Employee, or by the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent and distribution; and

                           (C) only to the extent that the deceased Employee would have been entitled to exercise such Option on the date of the Employee's death or would have become entitled to exercise such Option had the deceased Employee remained employed during such three-year period.

                  (4) An Employee or former Employee who holds an Option who has designated a beneficiary for purposes of Subparagraph 7(g)(3)(B)(1), above, may change such

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         designation at any time, by giving written notice to the Administrator, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

                  (5) If a Participant ceases to be an Employee for a reason other than those specified above, that Participant shall have eighteen (18) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such Option. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

         (h) Extension of Periods. The Administrator may in its sole discretion increase the periods permitted for exercise of an Option if a Participant ceases to be an Employee as provided in Subparagraphs 7(g)(1), (2),
(3) and (5), above, if allowable under applicable law; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant.

         (i)      Transferability.

                  (1) Except as otherwise provided in this Paragraph 7(i), or unless otherwise provided by the Administrator, Options granted to a Participant under this Plan shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the Options granted to such Participant upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in this Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would the Participant.

                  (2) Nonstatutory Stock Options granted to Directors or to any Employee who is subject to Section 16 of the Exchange Act shall be transferable to members of the Participant's immediate family, to trusts for the benefit of the Participant and/or such immediate family members, and to partnerships in which the Participant and/or such family members are the only partners, provided the transferee agrees to be bound by any vesting or other restrictions applicable to the Participant with respect to the Options. For purposes of the preceding sentence, "immediate family" shall mean a Participant's spouse, children, descendants of children, and spouses of children and descendants. Upon such a transfer, the Option (or portion of the Option) thereafter shall be exercisable by the transferee to the extent and on the terms it would have been exercisable by the transferring Participant.

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8.       RESTRICTED STOCK

         Restricted Stock granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

         (a) Grants. The terms of any grant of Restricted Stock shall be confirmed by the execution of a Restricted Stock Agreement.

         (b) Restrictions. Restricted Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered for the period determined by the Administrator (the "Restricted Period"), subject to the provisions of this Paragraph 8. In the event that a Participant shall sell, assign, convey, donate, pledge, transfer or otherwise dispose of or encumber the Restricted Stock, said Restricted Stock shall, at the Administrator's option, and in addition to such other rights and remedies available to the Administrator (including the right to restrain or set aside such transfer), upon written notice to the transferee thereof at any time within ninety (90) days after its discovery of such transaction, be forfeited to the Company.

         (c) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

                  (1) If a Participant ceases to be an Employee for any reason, then except as provided in Subparagraphs (c)(2) and (d), below, all Restricted Stock held by such Participant shall be forfeited to the Company.

                  (2) In the event a Participant ceases to be an Employee on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits), or due to early retirement with the consent of the Administrator, or due to death or Disability, all restrictions applicable to any Restricted Stock then held by the Participant shall immediately lapse.

         (d) Vesting on Triggering Event. Except as determined otherwise by the Administrator at the time of grant, notwithstanding anything to the contrary herein contained, upon the occurrence of a Triggering Event, the restrictions applicable to any Restricted Stock then held by all Participants shall immediately lapse, and all such Restricted Stock shall be treated as Shares of the Company and the holders thereof shall be entitled to receive the same consideration thereupon, if any, payable to the holders of outstanding shares of the Company in connection with the Triggering Event. In addition, except as otherwise determined by the Administrator at the time of grant, in the case of any individual Employee, upon that person's ceasing to be an Employee during a Protected Period because of a termination of such person's employment by the Company other than for Cause, the restrictions applicable to any Restricted Stock then held by such Employee shall immediately lapse.

         (e) Retention of Certificates. The Company will retain custody of the stock certificates representing Restricted Stock during the Restricted Period as well as a stock power signed by the Participant to be used in the event the Restricted Stock is forfeited to the Company.

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         (f)      No Release of Restrictions by Administrator. The Administrator
may not, through amendment of the Restricted Stock Agreement or otherwise, accelerate the lapse of any restrictions applicable to Restricted Stock which has been granted under the Plan. This limitation is not intended to apply to the lapse of restrictions pursuant to Subparagraph 8(c)(2) or Paragraph 8(d), above.

9.       SARS

         Each SAR granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

         (a) Grants. The terms of any grant of SARs shall be confirmed by the execution of an SAR Agreement.

         (b) Grant Value. The Grant Value of each SAR granted pursuant to this Plan shall be determined by the Administrator, but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such SAR. The fair market value per Share on the date of grant shall be the Market Price for the business day immediately preceding the date of grant of such SAR.

         (c) Exercise. An SAR Agreement may provide for exercise of an SAR by a Participant in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 9(f) below, or as otherwise determined by the Administrator, no SAR granted to an Employee may be exercised unless that person is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as otherwise permitted by the Administrator, an SAR shall be exercisable by a Participant by such Participant giving written notice of exercise to the Secretary of the Company.

         (d) General Exercise Period. The Administrator may, in its discretion, determine the periods during which SARs may be exercised by a Participant. Notwithstanding any limitation on the exercise of any SAR or anything else to the contrary herein contained, except as otherwise determined by the Administrator at the time of grant, upon the occurrence of a Triggering Event, all outstanding SARs shall become immediately exercisable, and if a person ceases to be an Employee during a Protected Period because of a termination of that person's employment by the Company other than for Cause, all SARs held by such person shall become immediately exercisable. Notwithstanding the foregoing, no SAR shall be exercisable after the expiration of ten years from its date of grant. Every SAR which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

         (e) Rights on Exercise. An SAR shall entitle the Participant to receive from the Company that number of full Shares having an aggregate Market Price, as of the business day immediately preceding the date of exercise (the "Valuation Date"), substantially equal to (but not more than) the excess of the Market Price of one Share on the Valuation Date over the Grant Value for such SAR as set forth in the applicable SAR Agreement, multiplied by the number of

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SARs exercised. However, the Company, as determined in the sole discretion of the Administrator, shall be entitled to elect to settle its obligation arising out of the exercise of an SAR by the payment of cash substantially equal to the aggregate Market Price on the Valuation Date of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the aggregate Market Price on the Valuation Date of the Shares the Company would otherwise be obligated to deliver.

         (f) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

                  (1) Any Participant who ceases to be an Employee due to retirement on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Administrator shall have three (3) years from the date of such cessation to exercise any SAR granted hereunder; provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Participant ceases to be an Employee, he or she then has a present right to exercise such SAR.

                  (2) Any Participant who ceases to be an Employee due to Disability shall have three (3) years from the date of such cessation to exercise any SAR granted hereunder to the extent such Participant then has a present right to exercise such SAR or would have become entitled to exercise such SAR had that person remained an Employee during such three-year period; provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant.

                  (3) In the event of the death of an Employee while an Employee, any SAR granted to such Employee shall be exercisable:

                           (A) for three (3) years after the Employee's death, but in no event later than ten (10) years from its date of grant;

                           (B)      only (1) by the deceased Employee's
                  designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Employee dies without a surviving designated beneficiary, (2) by the personal representative, administrator, or other representative of the estate of the deceased Employee, or by the person or persons to whom the deceased Employee's rights under the SAR shall pass by will or the laws of descent and distribution; and

                           (C) only to the extent that the deceased Employee would have been entitled to exercise such SAR on the date of the Employee's death or would have become entitled to exercise such SAR had the deceased Employee remained employed during such three-year period.

                  (4) An Employee or former Employee who holds an SAR who has designated a beneficiary for purposes of Subparagraph 9(f)(3)(B)(1), above, may change such designation at any time, by giving written notice to the Administrator, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

                  (5) If a Participant ceases to be an Employee for a reason other than those specified above, that Participant shall have eighteen (18) months from the date of such cessation to exercise any SAR granted hereunder; provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such SAR. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an SAR is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

         (g) Extension of Periods. The Administrator may in its sole discretion increase the periods permitted for exercise of an SAR if a person ceases to be an Employee as provided in Subparagraphs 9(f)(1), (2), (3) and (5), above, if allowable under applicable law; provided, however, in no event shall an SAR be exercisable subsequent to ten (10) years after its date of grant.

         (h) Transferability. Except as otherwise provided in this Paragraph 9(h), or unless otherwise provided by the Administrator, SARs granted to a Participant under this Plan shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the SARs upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

10.      DEFERRED STOCK

         Deferred Stock granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

         (a) Grants. The terms of any grant of Deferred Stock shall be confirmed by the execution of a Deferred Stock Agreement.

         (b) Distributions of Shares. Each Participant who holds Deferred Stock shall be entitled to receive from the Company one Share for each share of Deferred Stock, as adjusted from time to time in the manner set forth in Paragraph 12, below. However, the Company, as determined in the sole discretion of the Administrator, shall be entitled to settle its obligation to deliver

Shares by instead making a payment of cash substantially equal to the fair market value of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the fair market value of the Shares the Company would otherwise be obligated to deliver. The fair market value of a Share for this purpose will mean the Market Price on the business day immediately preceding the date of the cash payment. Deferred Stock shall vest and Shares shall be distributed to the Participant in respect thereof at such time or times as determined by the Administrator at the time of grant; provided, however, that no Shares shall be distributed in respect of Deferred Stock prior to the date on which such Deferred Stock vests.

         (c) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

                  (1) If a Participant ceases to be an Employee for any reason, then except as provided in Subparagraphs (c)(2) and (d), below, all Deferred Stock held by such Participant on the date of termination that has not vested shall be forfeited.

                  (2) In the event a Participant ceases to be an Employee on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Administrator, or due to death or Disability, all Deferred Stock then held by such Participant shall immediately vest.

         (d) Vesting on Triggering Event. Except as determined otherwise by the Administrator, notwithstanding anything to the contrary herein contained, upon the occurrence of a Triggering Event, all Deferred Stock then held by Participants shall immediately vest. In addition, except as otherwise determined by the Administrator at the time of grant, in the case of any individual Employee, upon that person's ceasing to be an Employee during a Protected Period because of a termination of such person's employment by the Company other than for Cause, all Deferred Stock then held by such Employee shall immediately vest.

         (e) Transferability. Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Deferred Stock may be transferred in accordance with applicable securities laws. A Participant shall have the right to transfer Deferred Stock upon such Participant's death, either to the deceased Participant's designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall prescribe or approve), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant's will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

         (f) No Rights as Shareholders. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Deferred Stock granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any

Deferred Stock or any Shares distributable with respect to any Deferred Stock until such Shares are so distributed.

         (g) Dividends and Distributions. As of each record date for the payment of dividends on the Company's common stock, each Participant shall be granted a number of additional shares of Deferred Stock equal to the quotient of the amount of dividends which would have been received by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock held by such Participant immediately before such dividend, divided by the Market Price on such date. In the event of any distribution with respect to Shares other than a cash dividend, then each Participant shall be granted a number of additional shares of Deferred Stock which could have been purchased at the Market Price as of the date of such distribution with an amount equal to the Market Price of the consideration which would have been received on such date by a shareholder of record of a number of Shares equal to the number of shares of Deferred Stock then held by such Participant.

         (h) Accelerated Distribution. Notwithstanding any other provision of the Plan, the Administrator may, at any time after Deferred Stock held by a Participant has vested, accelerate the time that Shares are distributed with respect to such Deferred Stock.

         (i) No Accelerated Vesting by Administrator. The Administrator may not, through amendment of the Deferred Stock Agreement or otherwise, accelerate the vesting of Deferred Stock which has been granted under the Plan subject to vesting limitations. This limitation is not intended to apply to the vesting of Deferred Stock pursuant to Subparagraph 10(c)(2) or Paragraph 10(d), above.

11.      LAWS AND REGULATIONS

         Each Option Agreement, Restricted Stock Agreement, SAR Agreement or Deferred Stock Agreement shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Participant of such documents and information as the Administrator may deem necessary or appropriate in connection with such registration or qualification.

12.      ADJUSTMENT PROVISIONS

         (a) Share Adjustments. In the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 4 and the other limitations contained in Paragraph 4, the number of Shares subject to each outstanding Option, the number of Shares of Restricted Stock then held by each Participant, the number of shares to which each then outstanding SAR relates, the number of shares to which each outstanding Award of Deferred Stock relates, the exercise price applicable to each outstanding Option and the Grant Value of each outstanding SAR shall be appropriately adjusted as determined by the Administrator.

         (b) Acquisitions. In the event of a merger or consolidation of the Company with another corporation or entity in which the Company is not the survivor, or a sale or disposition by the Company of all or substantially all of its assets, the Administrator shall, in its sole discretion, have authority to provide for (1) waiver in whole or in part of any remaining restrictions or vesting requirements in connection with any Award granted hereunder, (2) the conversion of outstanding Options, Restricted Stock, SARs or Deferred Stock into cash and/or (3) the conversion of Awards into the right to receive securities of another person upon such terms and conditions as are determined by the Administrator in its discretion.

         (c) Binding Effect. Any adjustment, waiver, conversion or other action taken by the Administrator under this Paragraph 12 shall be conclusive and binding on all Participants.

13.      TAXES

         (a) Options and SARs. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the grant, vesting or exercise of any Option or SAR, and the Company may defer making delivery with respect to cash and/or Shares obtained pursuant to exercise of any Option or SAR until arrangements satisfactory to it have been made with respect to any such withholding obligations. A Participant exercising an Option or SAR may, at his or her election, satisfy his or her obligation for payment of required withholding taxes by having the Company retain a number of Shares having an aggregate Market Price on the business day immediately preceding the date the Shares are withheld equal to the amount of the required withholding tax.

         (b) Restricted Stock. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the issuance of or lapse of restrictions on Restricted Stock, and the Company may defer the delivery of any Shares or Share certificates until arrangements satisfactory to the Administrator shall have been made with respect to any such withholding obligations. A Participant may, at his or her election, satisfy his or her obligation for payment of required withholding taxes with respect to Restricted Stock by delivering to the Company a number of Shares which were Restricted Stock upon the lapse of restrictions, or Shares already owned, having an aggregate Market Price on the business day immediately preceding the day on which such Shares are withheld equal to the amount of the required withholding tax.

         (c) Deferred Stock. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the grant or vesting of any Deferred Stock or the distribution of any Shares or cash payments with respect to Deferred Stock, and the Company may defer making delivery of Shares with respect to Deferred Stock until arrangements satisfactory to the Administrator have been made with respect to any such withholding obligations. A Participant who holds Deferred Stock may, at his or her election, satisfy his or her obligation to pay the required withholding taxes by having the Company withhold from the number of Shares distributable, if any, a number of Shares having an aggregate Market Price on the business day immediately preceding the date the Shares are withheld equal to the amount of the required withholding tax.

14.      EFFECTIVENESS OF THE PLAN

         The Plan, as approved by the Company's Executive Compensation Committee and Board of Directors, shall become effective as of the date of such approval, subject to ratification of the Plan by the vote of the shareholders.

15.      TERMINATION AND AMENDMENT

         Unless the Plan shall theretofore have been terminated as hereinafter provided, no Award shall be granted after February 18, 2013. The Board of Directors of the Company may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto; provided, however, that the Board of Directors may not, without further approval of the holders of a majority of the Shares voted at any meeting of shareholders at which a quorum is present and voting, adopt any amendment to the Plan for which shareholder approval is required under tax, securities or any other applicable law or the listing standards of the New York Stock Exchange (or if the Shares are not then listed on the New York Stock Exchange, the listing standards of such other exchange or inter-dealer quotation system on which the Shares are listed). No termination, modification or amendment of the Plan may, without the consent of the Participant, adversely affect the rights of such Participant under an outstanding Award then held by the Participant.

         Except as otherwise provided in this Plan, the Administrator may amend an outstanding Award or any Stock Option Agreement, Restricted Stock Agreement, SAR Agreement, or Deferred Stock Agreement; provided, however, that the Participant's consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant. The Administrator may also modify or amend the terms of any Award granted under the Plan for the purpose of complying with, or taking advantage of, income or other tax or legal requirements or practices of foreign countries which are applicable to Employees. However, notwithstanding any other provision of the Plan, the Administrator may not adjust or amend the exercise price of any outstanding Option or SAR, whether through amendment, cancellation and replacement grants, or any other means, except in accordance with Paragraph 12 of the Plan.

16.      OTHER BENEFIT AND COMPENSATION PROGRAMS

         Payments and other benefits received by an Employee under an Award granted pursuant to the Plan shall not be deemed a part of such Employee's regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan, contract or arrangement, unless required by law, or unless the Administrator expressly determines otherwise.

17.      NO RIGHT TO EMPLOYMENT.

         The Plan shall not confer upon any person any right with respect to continuation of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate any person's employment at any time.

                                    SECTION A

1.       GENERAL

         (a) Except to the extent inconsistent with and/or modified by the terms specifically set out below, this Section A incorporates all of the provisions of the Plan exclusive of this Section A (the "Main Plan"). This Section A of the Plan shall apply to Employees who are employed in the United Kingdom and shall be referred to below as the "Scheme". Options shall not be granted under this Scheme until approval by the Board of Inland Revenue is received by the Company.

         (b)      SARs shall not be granted to Employees under the Scheme.

         (c) Neither Restricted Stock nor Deferred Stock shall be granted to Employees under the Scheme.

2.       DEFINITIONS

         In this Scheme the following words and expressions have the following meanings except where the context otherwise requires:

         (a)      "Act" shall mean the Income Tax (Earnings and Pensions) Act
2003.

         (b)      "Approval" shall mean approval under Schedule 4.

         (c) "Approved Scheme" shall mean a share option scheme, other than a savings-related share option scheme, approved under Schedule 4.

         (d) "Employee" shall mean any employee of the Company or its Subsidiaries, provided that no person who is precluded from participating in the Scheme by paragraph 9 of Schedule 4 shall be regarded as an Employee.

         (e) "Exercise Price" shall mean the Market Price as defined in Paragraph 2(p) of the Main Plan (save that the proviso to that Paragraph 2(p) shall not apply) for the business day immediately preceding the date of grant of an Option provided that if, at the date of grant, Shares are not listed on the New York Stock Exchange, then the Exercise Price shall be the market value of a Share determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance for the purposes of the Scheme with the Shares Valuation Division of the Board of Inland Revenue, provided that the Exercise Price shall not be less than the par value of a Share.

         (f) "PAYE Liability" shall mean the amount of any taxes and/or primary class 1 national insurance contributions or other social security taxes which the Company or any of its

Subsidiaries would be required to account for to the Inland Revenue or other taxation authority by reference to the exercise of an Option and, if so required by and agreed with the Company, any secondary class 1 national insurance contributions which the Company or any of its Subsidiaries would be required to account for to the Inland Revenue on exercise of an Option.

         (g) "Redundancy" shall mean dismissal by reason of redundancy within the meaning of the Employment Rights Act 1996.

         (h) "Revenue Limit" shall mean (pound)30,000 or such other amount as may from time to time be the appropriate limit for the purpose of paragraph 6(1) of Schedule 4.

         (i)      "Schedule 4" shall mean Schedule 4 to the Act.

         (j) "Share" shall mean $0.01 par value common stock of the Company which satisfies the conditions of paragraphs 15 to 20 of Schedule 4.

         (k) "Subsidiary" shall mean a company which is for the time being a subsidiary of the Company within the meaning of Section 736 of the Companies Act 1985.

         Other words or expressions, so far as not inconsistent with the context, have the same meanings as in Schedule 4.

         Any reference to a statutory provision shall be deemed to include that provision as the same may from time to time hereafter be amended or re-enacted.

3.       LIMITS

         An Option granted to an Employee shall be limited and take effect so that the aggregate market value of Shares subject to that Option, taken together with the aggregate market value of Shares which the Employee may acquire in pursuance of rights obtained under the Scheme or under any other Approved Scheme established by the Company or by any associated company (within the meaning of paragraph 35(1) of the Schedule 4) of the Company (and not exercised), shall not exceed the Revenue Limit. Such aggregate market value shall be determined at the time the rights are obtained.

4.       TERMS OF OPTIONS

         (a) No Option granted under the Scheme may be transferred, assigned, charged or otherwise alienated save that an Option may be exercised after the relevant Employee's death in accordance with the provisions of this Scheme. The provisions of Paragraph 7(i) of the Main Plan shall not apply for the purposes of this Scheme.

         (b) An Option granted under the Scheme shall not be exercised by a Holder at any time when he is ineligible to participate by virtue of paragraph 9 of Schedule 4.

         (c) As provided in Paragraph 7(d) of the Main Plan, an Option shall be exercised by notice in writing given by the Holder to the Secretary of the Company accompanied by payment of the required Exercise Price which must be satisfied in cash. The provisions of Paragraph 7(f) of the Main Plan shall not apply for the purposes of this Scheme.

         (d) For purposes of this Scheme, Subparagraph 7(g)(1) of the Main Plan shall read:

         "Any person who ceases to be an Employee due to retirement on or after such person's normal retirement date (as defined in the Manpower Inc. Retirement Plan or any successor plan providing retirement benefits) or due to early retirement with the consent of the Administrator shall have three (3) years from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant or one
(1) year after the date of the Participant's death, and provided further that on the date the Participant ceases to be an Employee, he or she then has a present right to exercise such Option."

         (e) For purposes of this Scheme, Subparagraph 7(g)(2) of the Main Plan shall read:

         "Any person who ceases to be an Employee due to Disability, injury, Redundancy, or his or her employer ceasing to be a Subsidiary or the operating division by which he or she is employed being disposed of by a Subsidiary or the Company shall have:

                  (A) Three (3) years from the date of such cessation due to Disability to exercise any Option granted hereunder as to all or part of the Shares subject to such Option, to the extent that such person then has a present right to exercise such Option or would have become entitled to exercise such Option had such person remained an Employee during such three-year period; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant or one (1) year after the date of the Participant's death; and

                  (B) Eighteen (18) months from the date of such cessation due to injury, Redundancy, or his or her employer ceasing to be a Subsidiary or the operating division by which he or she is employed being disposed of by a Subsidiary or the Company to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant or one (1) year after the date of the Participant's death, and provided further that on the date that person ceases to be an Employee, he or she then has a present right to exercise such Option".

         (f)      For purposes of this Scheme, Subparagraph 7(g)(3) shall read:

                  "In the event of the death of an Employee while an Employee, any Option, as to all or any part of the Shares subject to the Option, granted to such Employee shall be exercisable:

                  (A) For one (1) year from the date of the Employee's death, but in no event later than ten (10) years from its date of grant;

                  (B) Only by the personal representative, administrator or the representative of the estate of the deceased Employee; and

                  (C) Only to the extent that the deceased Employee would have been entitled to exercise such Option on the date of the Employee's death or would have become entitled to exercise such Option had the deceased Employee remained employed during a period of three
         (3) years from the date of the Employee's death."

         (g) For purposes of this Scheme, Subparagraph 7(g)(5) of the Main Plan shall read:

                  "If a person ceases to be an Employee for a reason other than those specified above, that person shall have eighteen (18) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant or one (1) year after the date of the Participant's death, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such Option. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation."

         (h) For purposes of this Scheme, Subparagraph 7(h) of the Main Plan shall read:

                  "The Administrator may in its sole discretion, acting fairly and reasonably, increase the periods permitted for exercise of an Option as provided in Subparagraphs 7(g)(1), (2), and (5) above; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant, and provided further that such Option is exercised within one (1) year after the date of the Participant's death."

         (i) For purposes of this Scheme, Paragraph 13(a) of the Main Plan shall read:

                  "If any PAYE Liability would arise on the exercise of an Option, the Option may only be validly exercised if the Participant remits to the Company with his exercise notice a payment of an amount equal to such PAYE Liability (which being a cheque or similar instrument shall only be valid if honored on first presentation), or if the Participant gives instructions to the Company's brokers (or any person acceptable to the Company) for the sale of sufficient Shares acquired under the Scheme to realize an amount equal to the PAYE Liability and the payment of the PAYE Liability to the Company, or if the Participant makes other arrangements to meet the PAYE Liability that are acceptable to the Administrator (acting fairly and reasonably) and the Board of Inland Revenue."

         (j) The second paragraph of Paragraph 15 of the Main Plan providing for the amendment of outstanding Options shall not apply for purposes of this Scheme.

         (k) If Shares are to be issued to the Participant following the exercise of an Option, such Shares shall be issued to the Participant within 30 days of the Option being exercised. If Shares are to be purchased on the open market for the Participant following a Participant's exercise of an Option, such purchase must be made and the Shares must be transferred to the Participant within 30 days of the Option being exercised.

         (l) Shares issued on the exercise of an Option will rank pari passu with the Shares in issue on the date of allotment.

5.       ADJUSTMENTS

         (a) The adjustment provisions relevant to Options in Paragraph 12(a) of the Main Plan shall apply for the purposes of this Scheme in so far as
(i) Paragraph 12(a) of the Main Plan meets the provisions of Paragraph 22(3) of
Schedule 4 and (ii)there is a variation of the share capital of the Company within the meaning of Paragraph 22(3) of Schedule 4, provided that no such adjustment to any Options granted under this Scheme shall be made without the prior approval of the Board of Inland Revenue.

         (b) Any discretion exercised by the Administrator in respect of the waiving of any vesting requirements pursuant to Paragraph 12(b) of the Main Plan shall be exercised fairly and reasonably.

         (c) For purposes of this Scheme, the provision in Paragraph 12(b)(2) of the Main Plan allowing for the conversion of outstanding Options into cash shall not apply.

         (d) For purposes of this Scheme, the provisions in Paragraph 12(b)(3) of the Main Plan allowing for the conversion of outstanding Awards into the right to receive securities of another person shall not apply.

6.       EXCHANGE OF OPTIONS

         (a) The provisions of this Paragraph 6 apply if a company (the "Acquiring Company"):

                  (1) obtains control of the Company as a result of making a general offer to acquire:

                           (A) the whole of the issued ordinary share capital of the Company (other than that which is already owned by it and its subsidiary or holding company) made on a condition such that, if satisfied, the Acquiring Company will have control of the Company; or

                           (B) all the Shares (or those Shares not already owned by the Acquiring Company or its subsidiary or holding company); or

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

                  (2) obtains control of the Company under a compromise or arrangement sanctioned by the court under Section 425 of the Companies Act 1985; or

                  (3) becomes bound or entitled to acquire Shares under Sections 428 to 430F of the Companies Act 1985; or

                  (4) obtains control of the Company as a result of a general offer to acquire the whole of the general capital of the Company pursuant to an action agreed in advance with the Board of the Inland Revenue as comparable with any action set out in Paragraphs 6(a)(1), 6(a)(2) or 6(a)(3) of this Scheme.

         (b) Exchange. If the provisions of this Paragraph 6 apply, Options may be exchanged by a Participant within the period referred to in paragraph 26(3) of Schedule 4 by agreement with the company offering the exchange.

         (c) Exchange terms. Where an Option is to be exchanged the Participant will be granted a new option to replace it. Where a Participant is granted a new option then:

                  (1) the new option will be in respect of shares in any body corporate determined by the company offering the exchange as long as they satisfy the conditions of paragraph 27(4) of Schedule 4;

                  (2) the new option will be equivalent to the Option that was exchanged;

                  (3) the new option will be treated as having been acquired at the same time as the Option that was exchanged and will be exercisable in the same manner and at the same time;

                  (4) the new option will be subject to the provisions of the Main Plan and this Scheme as they last had effect in relation to the Option that was exchanged; and

                  (5) with effect from exchange, the provisions of the Main Plan and this Scheme will be construed in relation to the new option as if references to Shares are references to the shares over which the new option is granted and references to the Company are references to the body corporate determined under the provisions of Paragraph 6(c)(1) of this Scheme.

7.       ADMINISTRATION OR AMENDMENT

         The Scheme shall be administered under the direction of the Administrator as set out in the Main Plan provided that for so long as the Administrator determines that the Scheme is to be an Approved Scheme, no amendment for which prior approval by the Board of Inland Revenue is required under the Act shall be made without the prior approval of the Board of Inland Revenue.

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